As filed with the Securities and Exchange Commission on February 7, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
C/O The Jacob Micro Cap Growth Fund
(Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Name and address of agent for service)

(424)-237-2164
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

JACOB MICRO CAP GROWTH FUND

Annual
Report

November 30, 2012

Jacob Micro Cap Growth Fund

Annual Report
November 30, 2012

The Jacob Micro Cap Growth Fund is a mutual fund with the
primary investment objective of long-term growth of capital.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1

Industry Breakdown	3

Schedule of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to the Financial Statements	13

Report of Independent Registered Public
Accounting Firm	23

Additional Information on Fund Expenses	24

Additional Information	26

Dear Fellow Investors,

This will be the final separate report for the Jacob Micro Cap Growth Fund as we formally merged the Jacob Micro Cap Growth Fund (formerly PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly PineBridge Mutual Funds) into the Jacob Funds family on November 12, 2012 and will transition to an August fiscal year end in 2013.  In July, we assumed management of the Fund and began making adjustments to the portfolio, in line with our investment philosophies, that we believe should enhance performance and create value going forward.  During this stub period, from July 9 to November 30, 2012, the Fund’s Institutional Class shares returned -3.19%, compared to the Russell Microcap Growth Index, which was down -0.76%.  The Russell 2000 Growth Index returned 1.43%.

From July 9, 2012 through October 15, 2012, we managed the fund together with the portfolio manager from the prior advisory firm. On October 16, 2012, we took over exclusive management of the fund. During the period from October 16 to November 30, 2012, the fund’s Institutional Class shares returned -5.72%, compared to the Russell Microcap Growth Index, which was down -3.42%. The Russell 2000 Growth Index returned -2.07%. Going forward, performance for the fund will be shown beginning on October 16, 2012.

During these five months, the Fund encountered a volatile market environment.  Though the economy continues to improve at a gradual pace, the political fights in Washington D.C. have acted as a drag on recovery.  The markets were adversely affected by the threat of a group of spending cuts and tax hikes that would have come into effect on January 2, 2013 (the “fiscal cliff”) as well as the ongoing debate over the borrowing limit for the U.S. government (the “debt ceiling”).  Investor uncertainty over coming changes to tax rates also contributed to greater-than-usual selling pressure toward the year’s end.

At this point, we believe that many of the negative political factors that are at play, most of which are short-term in nature, have already been priced into the market.  Meanwhile, longer-term positives could likely propel a sustained economic recovery, with the Federal Reserve (the “Fed”) acting with purpose to keep interest rates low, setting targets for employment and inflation numbers, and pumping tens of billions of dollars into the economy via quantitative easing.  The Fed’s aggressive stance has supported the continuing housing market recovery and helped strengthen consumer spending patterns.  It’s worth noting that these positives have helped tip what started out as a weaker manufacturing-led recovery toward a more desirable consumer-led recovery.

As stock pickers, we see opportunity in the fact that current stock valuations continue to modestly trail historic norms, which indicates to us that equity prices have room to rise once the nation works its way past these near-term political hurdles.

The economic uncertainty of this period had a negative impact on the portfolio’s performance.  Sector issues, rather than company-specific problems, contributed significantly to the Fund’s performance.  For example, when we took over the Fund this summer, the portfolio was significantly underweight in the healthcare sector, an area that was among the strongest performers of 2012 and which makes up a significant portion of the benchmark index.  Similarly, it was also underweight in the consumer sector, which did extremely well last year as well.

In our first few months as manager, we took corrective actions in order to begin the new year with what we believe is a more balanced portfolio.  Consistent with our investment philosophy across all the Jacob Funds, we are adding positions in companies with what in our opinion are strong secular growth opportunities that are well positioned to outperform in what still looks to be a sluggish recovery.  Our method is to seek companies that address very large markets, are run by what we feel are solid management teams and exhibit potential to improve margins and gain share; and also have the ability to grow at much faster rates than the general economy.

While stocks of micro capitalization companies tend to be some of the riskiest stocks to own, the potential rewards they offer are that much greater as well.  In this less-efficient corner of the market, our research-driven approach can uncover fast-growing companies that are as yet little known to Wall Street.  One of our first actions as manager was to boost our exposure to some extremely promising upstarts in the healthcare sector.  We started building a position in Derma Sciences, a producer of advanced wound- care bandages and treatments, which is also currently trialing a drug for diabetic foot ulcers.  The stock’s current valuation is based primarily on its core products, with the diabetes treatment representing enormous potential upside.

We also added shares of Achillion Pharmaceuticals, which is developing drugs to treat Hepatitis C.  There are few existing treatment options in a market that is potentially worth tens of billions of dollars, and we believe Achillion could be an attractive acquisition candidate to a large pharmaceutical company.  We are also buying Curis, a developer of an oral drug for severe basal cell carcinoma; MAP Pharmaceuticals, which is trialing an inhaled version of a migraine headache drug; and Rigel Pharmaceuticals; developer of a rheumatoid arthritis treatment.  These companies are tiny, yet each is targeting an extremely large market.

We are also working to boost our allocation in the consumer sector, which had been significantly underweight in the Fund’s portfolio.  Recent additions include Sonic Corp, the popular fast food chain that has rationalized its business model and reinstated its successful “Two Guys” ad campaign; and Tilly’s, a California-based, action-sports retailer of surf and skateboard brands.  We also added some select tech names to the portfolio, including Bottomline Technologies, which helps banks and financial institutions streamline and automate invoicing systems; and Ellie Mae, which brings cloud-based processing to the cumbersome arena of mortgage documentation.

With these and other additions, we are excited to be bringing to the portfolio what we believe is a greater degree of balance and to be entering the new year with more exposure to quality companies that meet our criteria for exceptional secular growth potential.  Thank you for investing with us, and we look forward to a bright future together.

Ryan Jacob
Chairman and Chief Investment Officer

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change.  Forecasts cannot be guaranteed.

Mutual fund investing involves risk; loss of principal is possible.  Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.  Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price.  In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks, and differences in accounting methods.  These risks are greater in emerging markets.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk.  Please refer to the schedule of investments for complete fund holdings information.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

The Funds are distributed by Quasar Distributors, LLC.

JACOB MICRO CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF NOVEMBER 30, 2012
(as a percentage of total investments)
(Unaudited)

Comparison of $10,000 Investment in
Jacob Micro Cap Growth Fund vs. Indices (Unaudited)

Average Annual Total Return
through November 30, 2012
(Since October 16, 2012*)
Jacob Micro Cap Growth Fund Institutional Class	(5.72)%
Jacob Micro Cap Growth Fund Investor Class	(5.80)%
Russell Microcap Growth Index	(3.42)%
Russell 2000 Growth Index	(2.07)%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

This chart assumes an initial gross investment of $10,000 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*
The Fund performance is shown for the period beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Predecessor Fund’s portfolio.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, by the Adviser together with the portfolio manager from the prior advisory firm.  Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2012

Shares				Value

	COMMON STOCKS		94.7%

	Arts, Entertainment, and Recreation	1.0%
245,100	DHX Media Ltd.*^			$441,666

	Automotive	1.4%
52,200	Gentherm Inc.*			631,098

	Biotech & Pharmaceuticals	10.7%
92,300	Achillion Pharmaceuticals Inc.*			719,017
85,000	Celldex Therapeutics, Inc.*			504,900
165,122	Curis, Inc.*			553,159
39,200	MAP Pharmaceuticals Inc.*			624,848
339,100	NovaBay Pharmaceuticals, Inc.*			508,650
80,400	Rigel Pharmaceuticals, Inc.*			667,320
86,845	Synta Pharmaceuticals Corp.*			700,839
115,000	Trius Therapeutics, Inc.*			550,850
				4,829,583

	Energy-Exploration & Production	8.5%
14,257	Geospace Technologies Corporation*			1,085,956
339,800	Magnum Hunter Resources Corporation*			1,369,394
218,500	Triangle Petroleum Corporation*			1,365,625
				3,820,975

	Energy-Infrastructure & Services	1.9%
44,587	RigNet Inc.*			856,962

	Financial	7.5%
54,752	Encore Capital Group, Inc.*			1,455,308
94,600	ViewPoint Financial Group, Inc.			1,934,570
				3,389,878

	Industrial	12.1%
47,183	ADA-ES, Inc.*			771,442
78,655	CECO Environmental Corp.			733,065
29,479	KMG Chemicals, Inc.			537,107
33,300	Mistras Group, Inc.*			722,277
64,200	MYR Group Inc.*			1,376,448
36,300	Team, Inc.*			1,303,896
				5,444,235

	Medical Devices	10.2%
122,700	Cerus Corporation*			396,321

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

Shares				Value

	COMMON STOCKS—(CONTINUED)		94.7%

	Medical Devices—(continued)	10.2%
85,500	Derma Sciences, Inc.*			$973,845
69,600	Endologix, Inc.*			1,020,336
124,600	Exact Sciences Corp.*			1,222,326
58,800	STAAR Surgical Company*			339,864
141,200	TearLab Corporation*			626,928
				4,579,620

	Retail & Restaurants	5.0%
39,100	Shoe Carnival Inc.			864,501
86,700	Sonic Corp.*			878,271
37,300	Tilly’s Inc.—Class A*			493,479
				2,236,251

	Technology-Hardware	4.7%
68,612	CEVA, Inc.*			1,036,727
232,019	Silicon Image, Inc.*			1,081,209
				2,117,936

	Technology-Software & Services	29.3%
18,100	Bottomline Technologies, Inc.*			443,631
64,250	Ellie Mae, Inc.*			1,594,685
69,100	Euronet Worldwide, Inc.*			1,538,166
91,100	Global Cash Access Holdings, Inc.*			716,957
103,300	Immersion Corporation*			678,681
266,681	iPass Inc. *			488,026
48,432	Jiayuan.com International Ltd.—ADR*^			255,721
88,000	LogMeIn, Inc.*			1,883,200
125,444	Perficient, Inc.*			1,366,085
25,527	SPS Commerce, Inc.*			940,925
260,269	Support.com, Inc.*			1,145,184
178,900	Synergetics USA, Inc.*			763,903
165,900	Velti PLC*^			565,719
50,900	Virtusa Corporation*			797,094
				13,177,977

	Telecommunications	2.4%
166,000	8x8, Inc.*			1,095,600
	TOTAL COMMON STOCKS (Cost $39,898,720)			42,621,781

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

Shares			Value

	SHORT TERM INVESTMENT	3.4%

	Money Market Fund—3.4%
1,529,164	Fidelity Government Portfolio-Class I, 0.01%(a)		$1,529,164
	TOTAL SHORT TERM INVESTMENT (Cost $1,529,164)		1,529,164
	TOTAL INVESTMENTS (Cost $41,427,884)	98.1%	$44,150,945
	OTHER ASSETS IN EXCESS OF LIABILITIES	1.9%	871,442
	TOTAL NET ASSETS	100.0%	$45,022,387

*	Non Income Producing.
^	Foreign security valued in local currency, converted to U.S. Dollar daily.
(a)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2012

Assets:
Investments, at value (cost $41,427,884)	$44,150,945
Receivable for capital shares sold	67
Receivable for investments sold	1,058,903
Dividend Receivable	248
Other assets	19,989
Total Assets	45,230,152

Liabilities:
Payable to Adviser	16,945
Payable to Custodian	1,626
Payable for distribution expenses (see Note 7)	4,291
Payable for capital shares repurchased	93,672
Accrued printing and mailing fees	12,355
Accrued transfer agent fees	12,897
Accrued expenses and other liabilities	65,979
Total Liabilities	207,765
Net Assets	$45,022,387

Net Assets Consist Of:
Capital Stock	$55,449,552
Accumulated net realized loss on investments	(13,150,226)
Net unrealized appreciation on investments	2,723,061
Total Net Assets	$45,022,387

Institutional Class
Net Assets	$40,666,281
Shares Outstanding (20 billion shares of $0.001 par value authorized)	2,127,759
Net asset value, redemption price and offering price per share(1)	$19.11

Investor Class
Net Assets	$4,356,106
Shares Outstanding (20 billion shares of $0.001 par value authorized)	235,301
Net asset value, redemption price and offering price per share(1)	$18.51

(1)	Redemption of shares held less than 30 days (Investor Class only) may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

Investment Income:
Dividend income	$99,438
Interest income	261
Total Investment Income	99,699

Expenses:
Investment advisory fee	690,759
Distribution expenses—Investor Class (See Note 7)	23,693
Administration fees	54,616
Fund accounting fees	35,165
Transfer agent fees	77,810
Custody fees	6,318
Federal and state registration	31,965
Insurance expense	3,634
Audit fees	15,700
Legal fees	123,471
Reports to shareholders	22,885
Directors’ fees and expenses	95,585
Reorganization expenses(1)	60,864
Other	1,945
Total Expenses	1,244,410
Expense Waiver (See Note 6)	(229,387)
Net expenses	1,015,023
Net Investment Loss	(915,324)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,877,091
Change in net unrealized appreciation/depreciation on investments	(594,088)
Net realized and unrealized gain on investments	4,283,003
Net Increase in Net Assets Resulting from Operations	$3,367,679

(1)	Expenses related to the reorganization from Jacob Funds II (formerly, PineBridge Mutual Funds) to Jacob Funds Inc.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Operations:
Net investment loss	$(915,324)	(1,437,704)
Net realized gain on investments	4,877,091	5,555,453
Change in net unrealized appreciation/depreciation on investments	(594,088)	(8,468,861)
Net increase (decrease) in net assets resulting from operations	3,367,679	(4,351,112)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	10,321,021	64,527,181
Cost of shares redeemed	(28,069,923)	(61,354,232)
Net increase (decrease) in net assets resulting from
capital share transactions	(17,748,902)	3,172,949
Net Decrease in Net Assets	(14,381,223)	(1,178,163)
Net Assets:
Beginning of year	59,403,610	60,581,773
End of year	$45,022,387	$59,403,610

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	November 30,		November 30,		November 30,		November 30,		November 30,
	2012		2011		2010		2009		2008
Institutional Class

Per Share Data:
Net asset value, beginning of year	$18.19		$17.82		$13.18		$10.42		$24.88

Income (loss) from investment operations:
Net investment loss(4)	(0.31)		(0.30)		(0.20)		(0.15)		(0.10)
Net realized and unrealized gain (loss) on securities	1.23		0.67		4.84		2.91		(10.40)
Total from investment operations	0.92		0.37		4.64		2.76		(10.50)
Less distributions:
From net realized gain	—		—		—		—		(3.96)
Net asset value, end of year	$19.11		$18.19		$17.82		$13.18		$10.42

Total return	5.06%		2.08%		35.20%		26.49%		(50.02)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$40,666		$50,065		$51,300		$40,122		$41,582
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	2.12%		1.79%		1.89%		2.00%		1.73%
Ratio of net operating expenses (after waiver or
reimbursements) to average net assets	1.72	%(2)(3)	1.60	%(3)	1.60	%(3)	1.60	%(3)	1.60	%(3)
Ratio of net investment loss (prior to
waiver or reimbursements) to average net assets	(1.95)%		(1.72	)%(5)	(1.64	)%(5)	(1.76	)%(5)	(0.71	)%(5)
Ratio of net investment loss (after
waiver or reimbursements) to average net assets	(1.55	)%(2)(3)	(1.53	)%(3)	(1.35	)%(3)	(1.36	)%(3)	(0.58	)%(3)
Portfolio turnover rate	115%		165%		216%		209%		250%

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”).  The Predecessor Fund was reorganized into the Jacob Micro Cap Growth Fund on November 12, 2012.  On July 9, 2012, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).  See Note 8.  Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.

(2)
The Advisor has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2014, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(3)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.
(4)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(5)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	November 30,		November 30,		November 30,		November 30,		November 30,
	2012		2011		2010		2009		2008
Investor Class

Per Share Data:
Net asset value, beginning of year	$17.68		$17.36		$12.88		$10.21		$24.51

Income (loss) from investment operations:
Net investment loss(4)	(0.37)		(0.35)		(0.25)		(0.18)		(0.14)
Net realized and unrealized gain (loss) on securities	1.20		0.67		4.73		2.85		(10.20)
Total from investment operations	0.83		0.32		4.48		2.67		(10.34)
Less distributions:
From net realized gain	—		—		—		—		(3.96)
Net asset value, end of year	$18.51		$17.68		$17.36		$12.88		$10.21

Total return	4.69%		1.84%		34.78%		26.15%		(50.14)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,356		$9,339		$9,282		$4,198		$4,458
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	2.47%		2.12%		2.24%		2.35%		2.03%
Ratio of net operating expenses (after waiver or
reimbursements) to average net assets	2.07	%(2)(3)	1.88	%(3)	1.90	%(3)	1.90	%(3)	1.85	%(3)
Ratio of net investment loss (prior to
waiver or reimbursements) to average net assets	(2.30)%		(2.05	)%(5)	(2.01	)%(5)	(2.11	)%(5)	(1.00	)%(5)
Ratio of net investment loss (after
waiver or reimbursements) to average net assets	(1.90	)%(2)(3)	(1.81	)%(3)	(1.67	)%(3)	(1.66	)%(3)	(0.82	)%(3)
Portfolio turnover rate	115%		165%		216%		209%		250%

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”).  The Predecessor Fund was reorganized into the Jacob Micro Cap Growth Fund on November 12, 2012.  On July 9, 2012, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).  See Note 8.  Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.

(2)
The Advisor has contractually agreed, effective November 12, 2012 (date of reorganization)  through January 2, 2014, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(3)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.
(4)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(5)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2012

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series.  The Corporation currently consists of four “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) the Jacob Wisdom Fund (the “Wisdom Fund”), and the Jacob Micro Cap Growth Fund (the “Fund”), and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share.  The primary investment objective of the Fund is long-term growth of capital.  The Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”) was reorganized into the Fund on November 12, 2012 (the “Reorganization”).  See Note 8.  The investment objective of the Predecessor Fund was to provide maximum capital appreciation, consistent with reasonable risk to principal.

The Micro Cap Growth Fund currently offers Investor and Institutional Class shares.  Each share of each class of the Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.  Investor Class shareholders may be charged a redemption fee of 2% if the shares are redeemed within 30 days of initial investment.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices.  Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used.  Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies.  Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded.  Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day,  based on the value determined on the 61st day.  If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Fund adheres to fair valuation accounting standards which provides an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Arts, Entertainment, and Recreation	$441,666	$—	$—	$441,666
Automotive	631,098	—	—	631,098
Biotech & Pharmaceuticals	4,829,583	—	—	4,829,583
Energy—Exploration & Production	3,820,975	—	—	3,820,975
Energy—Infrastructure & Services	856,962	—	—	856,962
Financial	3,389,878	—	—	3,389,878
Industrial	5,444,235	—	—	5,444,235
Medical Devices	4,579,620	—	—	4,579,620
Retail & Restaurants	2,236,251	—	—	2,236,251
Technology—Hardware	2,117,936	—	—	2,117,936
Technology—Software & Services	13,177,977	—	—	13,177,977
Telecommunications	1,095,600	—	—	1,095,600
Total Common Stock	42,621,781	—	—	42,621,781
Short Term Investment
Money Market Fund	1,529,164	—	—	1,529,164
Total Investments in Securities	$44,150,945	$—	$—	$44,150,945

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB ASC Topic 820, Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

(b) Income Recognition—Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Securities Transactions—Security transactions are accounted for on trade date.  Realized gains and losses on securities sold are determined using specific identification.

(d) Foreign Currency Transactions—The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(e) Distributions to Shareholders—The Fund records distributions to shareholders on the ex-dividend date.  Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, will be declared and distributed annually.  The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP.  These book/tax differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise.  The reclassifications have no effect on net assets or net asset value per share.

(f) Federal Income Taxes—The Fund complies with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund’s taxable income.  Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Fund follows accounting standards regarding recognition and measurement of tax positions taken on a tax return.  No material uncertain tax positions existed as of November 30, 2012.  As a result, the Fund has not recorded any liabilities for uncertain tax positions as of November 30, 2012.  The standards require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for examinations by taxing authorities.  Major jurisdictions for the Fund only relate to federal tax years.  As of November 30, 2012, open federal tax years include the tax years ended November 30, 2009 through November 30, 2012.

(g) Income and Expense Allocation—Class-specific expenses are charged to the operations of that class of shares.  Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Fund indemnifies the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 3—CAPITAL SHARE TRANSACTIONS

At November 30, 2012 there were twenty billion shares, $0.001 par value authorized.  Transactions in shares of the Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	November 30, 2012*		November 30, 2011**
	Shares	Amount	Shares	Amount
Sales	482,067	$9,741,286	900,671	$17,612,466
Redemptions	(1,106,233)	(21,879,008)	(1,026,971)	(20,070,981)
Net Decrease	(624,166)	$(12,137,722)	(126,300)	$(2,458,515)
Shares Outstanding:
Beginning of year	2,751,925		2,878,225
End of year	2,127,759		2,751,925

Investor Class

	Year Ended		Year Ended
	November 30, 2012*		November 30, 2011***
	Shares	Amount	Shares	Amount
Sales	29,469	$579,735	2,387,288	$46,914,715
Redemptions	(322,495)	(6,190,915)	(2,393,659)	(41,283,251)
Net Increase (Decrease)	(293,026)	$(5,611,180)	(6,371)	$5,631,464
Shares Outstanding:
Beginning of year	528,327		534,698
End of year	235,301		528,327
Total Increase (Decrease)		$(17,748,902)		$3,172,949

*	The Class I and R Shares of the PineBridge Micro Cap Growth Fund were reorganized into Institutional Class and Investor Class Shares of the Fund, respectively.
**	The shares and amounts represent the Class I Shares of the PineBridge US Micro Cap Growth Fund.
***	The shares and amounts represent the Class R Shares of the PineBridge US Micro Cap Growth Fund.

A 2% redemption fee is assessed on any Investor Class shares, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

From time to time, the Fund may have a concentration of shareholders holding a significant percentage of shares outstanding.  Investment activities of these shareholders could have a material impact on the Fund.  As of November 30, 2012, two shareholders owned greater than 10% and one shareholder owned greater than 25% of the Fund’s outstanding shares.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended November 30, 2012, purchases and sales of investment securities (excluding short-term investments) were $63,131,449 and $82,876,726, respectively.

The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended November 30, 2012.

NOTE 5—TAX INFORMATION

At November 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of Investments	$41,691,993
Gross unrealized appreciation	5,738,147
Gross unrealized depreciation	(3,279,195)
Net unrealized appreciation	$2,458,952
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	$(12,886,117)
Total accumulated losses	$(10,427,165)

The difference between cost amounts for book purposes and tax purposes are primarily due to the tax deferral losses on wash sales.  At November 30, 2012 the Fund had accumulated net realized capital loss carryovers as follows:

Micro Cap Growth Fund	Expiration
$7,021,024	November 30, 2016
5,865,093	November 30, 2017
$12,886,117

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.  For the year ended November 30, 2012, the Fund utilized capital loss carry forwards of $4,746,359.

The Fund made no distributions during the fiscal years ended November 30, 2012 and 2011.

Reclassification Adjustments:  Capital stock, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for the Fund.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

Differences primarily relate to the tax treatment of net operating losses.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments.  Accordingly, at November 30, 2012 reclassifications were recorded as follows:

Micro Cap Growth Fund
Undistributed net investment income (loss)	$915,324
Accumulated net realized loss on investments	—
Capital stock	(915,324)

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the “Advisory Agreement”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Advisory Agreement for the Fund, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 1.20% of the Fund’s average daily net assets.  The Adviser took over as manager of the Predecessor Fund on July 9, 2012.

Effective November 12, 2012 (date of reorganization of the Predecessor Fund into the Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% or 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through January 2, 2014.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.

Following is a schedule of what fees may be recouped and their expiration date for the period from November 12, 2012 through November 30, 2012:

Jacob Micro Cap Growth Fund	Expiration
$19,566	November 30, 2015

The Jacob Micro Cap Growth Fund series of Jacob Funds II was the Predecessor Fund of the Fund.  All performance and operations reported for the periods prior to November 12, 2012 represent the activity of the Predecessor Fund.

In addition, from July 9, 2012 through November 12, 2012, the Adviser contractually agreed to waive management fees and/or reimburse fund expenses in order to cap the annual net expense ratio at 1.60% or 1.90% for Class I (Institutional Class) and Class R (Investor Class) shares, respectively.  This expense limitation excluded taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as indemnification and litigation.

The amount of any fee waiver or reimbursed expenses under this agreement may be recovered by the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Predecessor Fund’s expenses and such reimbursements do not exceed the Predecessor Fund’s expense cap.  If the actual expense ratio is less than the expense cap and the adviser has recouped any eligible previous payments, the Fund will be charged only such lower expenses.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

Following is a schedule of what reimbursed/waived expenses may be recovered and their expiration date for the period from July 9, 2012 through November 12, 2012:

Jacob Micro Cap Growth Fund
(Predecessor Fund)	Expiration
$67,390	November 12, 2015

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund, and served as transfer agent, administrator and accounting services agent for the Predecessor Fund.  U.S. Bank N.A. serves as custodian for the Fund, and served as custodian for the Predecessor Fund.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1.  Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA).  The Fund incurred $776 in expenses pursuant to the 12b-1 Plan for the period from November 12, 2012 through November 30, 2012.

The Predecessor Fund had a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”).  Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the Board of Trustees and approved by its shareholders.  Pursuant to such rule, the Trustees and shareholders had adopted a Distribution Plan hereinafter referred to as the “Class R Plan.”

Under the Class R Plan, the Predecessor Fund was authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for the Predecessor Fund at an annual rate of up to 0.35% of the average daily net assets of such Fund’s Class R shares.  This fee was to be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that had entered into selling agreements with the Distributor or the Fund, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of the Predecessor Fund.  The Predecessor Fund incurred $22,917 in expenses pursuant to the Class R Plan for the period December 1, 2011 through November 11, 2012.

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 8—FUND REORGANIZATION

On November 9, 2012 the shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing the transfer of assets and the assumption of liabilities of the Predecessor Fund to the Fund, a newly created series of the Corporation.  The Reorganization Plan provided for the acquisition by the Fund of all of the assets of the Predecessor Fund in exchange solely for the assumption of all of the liabilities of the Predecessor Fund and the issuance of shares of the newly created Fund distributed pro rata by the Predecessor Fund to its shareholders in complete liquidation and termination of the Predecessor Fund.  The Fund adopted all of the history of the Predecessor Fund.  Class I and Class R shares reorganized into Institutional Class and Investor Class shares of the Fund, respectively.  Pursuant to the Reorganization Plan, each shareholder of the Predecessor Fund received shares of the Fund equal in value to the shares the shareholder had immediately prior to the Reorganization.  On November 12, 2012, the reorganization was completed and the Predecessor Fund had $1,836,644 of unrealized appreciation on that date.

The following table illustrates the details of the Reorganization:

Predecessor	Predecessor	Shares Issued to
Fund	Fund	Shareholders of	Fund	Fund	Combined	Tax Status of
Share Class	Net Assets	Predecessor Fund	Net Assets	Share Class	Net Assets	Transfer
Class I	$41,722,139	2,225,058	$—	Institutional	$41,722,139	Non-taxable
Class R	4,353,097	239,629	—	Investor	4,353,097	Non-taxable
Total	$46,075,236	2,464,687	$—		$46,075,236

NOTE 9—CHANGE IN AUDITORS

The Board, with the approval and recommendation of the Audit Committee, selected BBD, LLP (“BBD”) to replace PwC, LLP (“PwC”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2012.  PwC resigned subsequent to the Board’s approval of BBD.  The Fund had no disagreements with PwC on any matter of accounting principles or practices and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.  There were no disagreements between the Fund and PwC on accounting principles.  Since inception of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulations S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

NOTE 10—PROXY RESULTS

On November 9, 2012 the Shareholders of the Predecessor Fund approved the Reorganization Plan.  The following table illustrates the details of the vote:

For	Against	Abstain
1,999,404	4,778	5,967

JACOB MICRO CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 11—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after November 30, 2012 that would require adjustment to or additional disclosure in these financial statements.

On December 27, 2012, $29,050,192 in Institutional Class shares was redeemed from the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of the
Jacob Micro Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Jacob Micro Cap Growth Fund, a series of shares of Jacob Funds Inc. (the “Fund”), including the schedule of investments, as of November 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets, for the year ended November 30, 2011, and the financial highlights for each of the years in the four-year period ended November 30, 2011, were audited by other auditors whose report, dated January 27, 2012, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Micro Cap Growth Fund as of November 30, 2012, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 29, 2013

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.  The Fund does not currently charge a sales charge (load) or exchange fees.  The Fund assesses a redemption fee of 2% on Investor Class shares sold within 30 days following their purchase date.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders.  The Fund charges management fees and distribution and/or service (12b-1) fees.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/2012–11/30/2012) for the Fund’s Institutional and Investor Class shares.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses.  Although the Fund charges no sales load, the Fund charges a redemption fee of 2% on Investor Class shares sold within 30 days following the purchase date.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  The Example does not reflect transactional costs, such as redemption fees.  You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if the transactional costs were included, your costs would have been higher.

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 6/1/12	Value 11/30/12	6/1/12–11/30/12*
Actual	$1,000.00	$1,004.73	$9.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,003.15	$9.36

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.87% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 6/1/12	Value 11/30/12	6/1/12–11/30/12*
Actual	$1,000.00	$1,003.25	$11.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,000.90	$11.61

*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.32% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Approval of the Investment Advisory Agreement

The Board of Directors, including all of the independent Directors, considered and approved the new Investment Advisory Agreement with the Jacob Micro Cap Growth Fund (the “Fund”) on July 13, 2012.  In reaching this decision, the Board took into account a combination of factors, including the nature, extent and quality of the services to be provided by the Adviser; the Adviser’s historical performance in its role as investment adviser for the Internet Fund, Small Cap Growth Fund and Wisdom Fund; the Fund’s proposed fees and expenses; the costs of the services to be provided and the profits, if any, to be realized by the Adviser and the extent to which economies of scale would be realized as the Fund grows.  The Board did not identify any single factor as all-important or controlling, and each Director may have weighed a particular piece of information or factor differently than another Director.  This summary does not detail all of the matters considered by the Board.

The Adviser committed to entering into a fee waiver agreement with the Fund through January, 2014.  The Adviser committed to waive up to 100% of its advisory fee to the extent that the Fund’s annualized net expense ratio exceeded 2.15% or 2.45% for Institutional Class and Investor Class shares, respectively.  The Board discussed the potential ability for the Adviser to recoup fees waived in later years.

The Board reviewed the Adviser’s financial condition and the economics associated with the advisory fees, as well as the Adviser’s contractual fee waiver commitment for the Fund.  The Board concluded that the Adviser had the appropriate resources to continue managing the Fund and was dedicating sufficient resources to the operation and management of the Fund.  In view of the relatively smaller sizes of the Fund, and the ongoing subsidies of operating expenses by the Advisor, the Board did not focus on the Adviser’s profitability and possible economies of scale that could benefit shareholders, as consideration of these would be premature.

The Board reviewed the advisory fees and overall expenses of the Fund and discussed the difference in fees and expenses compared to other funds within the Fund’s peer group.  The Board discussed the allocation of expenses among the four Funds and the manner in which each Fund bears its appropriate share of the expenses.

In considering the various factors, the Board’s fiduciary duties to the Fund’s shareholders, and the body of law governing the approval of investment advisory agreements; the independent Directors received assistance and advice from independent counsel.  Based upon its review of such material and information, together with such other information as it deemed relevant, the Board, including a majority of the independent Directors, concluded that the Adviser had demonstrated the capability and resources to perform the duties required under the Investment Advisory Agreement, the compensation proposed to be payable to the Adviser was fair and reasonable, and approval of the Investment Advisory Agreement was appropriate and in the best interest of Fund shareholders.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX(522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Holdings Disclosure

The Fund’s Semi-Annual and Annual Reports, when available, include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Jacob Family of Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (1-888-522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director

Independent Directors:

William B. Fell	Director	Since	Accounting and Financial	4	None
653 Manhattan Beach Blvd. #J		1999	Consultant, 2010–2011;
Manhattan Beach, CA 90266			Controller, ABB Inc.,
Age: 43			Instrumentation Division,
			2009–2010; General
			Accounting Manager,
			ABB Inc., Instrumentation
			Division, February 2004–
			September 2009.

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
653 Manhattan Beach Blvd. #J		1999	Property Management, since
Manhattan Beach, CA 90266			2008; Attorney, Neil A. Morris
Age: 43			Associates, P.C., 2006–2007.

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
653 Manhattan Beach Blvd. #J		1999	Conservation Corps, since
Manhattan Beach, CA 90266			September 2011; Deputy
Age: 41			Attorney General, The State
			of California, October 2006–
			September 2011; Associate
			attorney, Law Office of Mark E.
			Merin, April 2003–September 2006.

Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief	4	None
653 Manhattan Beach Blvd. #J	President,	1999	Executive Officer of the
Manhattan Beach, CA 90266	Chairman of		Adviser since 1999; Chief
Age: 43	the Board		Portfolio Manager of The
	and Chief		Internet Fund, Inc. from
	Executive		December 1997–June 1999;
	Officer		Analyst for Horizon Asset
			Management, 1994–August 1998.

(continued on next page)

JACOB MICRO CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years

Officers:

Francis J. Alexander(3)	Vice	Since	Member of the Adviser and portfolio manager of the
653 Manhattan Beach Blvd. #J	President,	1999	Internet Fund since inception in 1999, Director of the
Manhattan Beach, CA 90266	Secretary and		Internet Fund, 1999–October 2003; President,
Age: 68	Treasurer		Alexander Capital Management, Inc., March

1985–present; Managing Member, ACMG, LLC
 (registered investment adviser), October 1999 to
December 2003; Director and portfolio manager,
1998–March 2002, chairman of investment committee,
March 1999–March 2002, Lepereq, de Neuflize & Co.
Inc. (financial services company in investment advisory
and broker/dealer business).

Shane Morris(3)	Chief	2004–	Operations Manager for the Adviser since July 2008;
653 Manhattan Beach Blvd. #J	Compliance	2007	Writer, Walt Disney Animation Studios, October
Manhattan Beach, CA 90266	Officer and	and	2007–July 2008; Operations Manager for the Adviser,
Age: 35	Anti-Money	since	February 2002–October 2007.
	Laundering	July
	Compliance	2008
Officer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Micro Cap Growth Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund’s objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.”  Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP and PricewaterhouseCoopers LLP, respectively.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$13,000	$34,324
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$3,450
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP and PricewaterhouseCoopers LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP and PricewaterhouseCoopers LLP, for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	$2,000	$3,450
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)          /s/Ryan Jacob
Ryan Jacob, President

Date   February 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Ryan Jacob
Ryan Jacob, President

Date   February 6, 2013

By (Signature and Title)          /s/Francis Alexander
Francis Alexander, Treasurer

Date   February 6, 2013